UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 14, 2007
(Date of earliest event reported)

NOVELOS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Gateway Center, Suite 504
Newton, MA 02458
(Address of principal executive offices)

(617) 244-1616
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 14, 2007 the Board of Directors of Novelos Therapeutics, Inc. (the “Company”) elected James S. Manuso, Ph.D. as a director of the Company, to hold office until the next annual meeting of stockholders and thereafter until his successor is duly elected. Upon his election, Dr. Manuso received an option to purchase 100,000 shares of the Company’s common stock at an exercise price of $0.56 per share, vesting quarterly over two years. Dr. Manuso will also receive quarterly director fees and compensation for meeting attendance consistent with the Company’s practice for other independent directors.

The appointment of Dr. Manuso fills the vacancy created by the resignation of Mark Balazovsky in November 2006.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits

10.1	Press Release dated August 15, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2007	NOVELOS THERAPEUTICS, INC.

	By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Press Release dated August 15, 2007